BWFG | LISTED | NASDAQ 1Q23 Investor Presentation April 26th, 2023

2 BWFG LISTED NASDAQ BWFG LISTED NASDAQ This presentation may contain certain forward-looking statements about Bankwell Financial Group, Inc. (the “Company”). Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the banking industry or securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. Safe Harbor

3 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Table of Contents • 1Q23 Performance • Deposits & Liquidity • Loans • Credit Quality & ALLL • Capital • Bankwell History & Overview

BWFG | LISTED | NASDAQ 1Q23 Performance

5 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 1Q23 Summary • Net Income of $10.38 million, or $1.33 earnings per share (EPS) • Return on Average Assets (ROAA) and Return on Average Equity (ROAE) were 1.30% and 17.48%, respectively • Pre-tax, Pre-provision Net Revenue (“PPNR”)1 of $14.38 million, or 1.80% PPNR ROAA • 1.59% Non-interest Expense as a percent of Average Assets • Year-to-date net interest margin (“NIM”) of 3.24%; March NIM of 3.16% • Net loan growth of $84 million, with new fundings at a weighted average yield of 7.53% • $1.5 billion immediately available liquidity providing ~2X coverage of uninsured deposits ‒ Liquidity comprised of $1.1 billion borrowing capacity, $0.3 billion cash & $0.1 billion AFS securities ‒ 27% uninsured deposits; insured deposits include 70% FDIC-insured & 3% insured by FHLB SBLOCs ‒ HTM securities represent 0.5% of total assets; unrealized net loss $48 thousand2 • AFS securities valuations hedged with interest rate swaps; net AOCI impact of $(1.1) million • No NYC office exposure • The Bank remains well capitalized with an 11.16% Total Capital ratio and 7.38% Tangible Common Equity • $30.56 Tangible Book Value; 16% CAGR since year-end 2020 (including one-time CECL impact) • CECL implemented 1/1/2023; reserve increases of $5.1 million ACL-Loans & $1.3 million ACL-Unfunded commitments • $37 million deposit growth3 since March 31, 2023 1 Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense 2 HTM securities not recorded in Book Value 3 As of April 21, 2023

Bankwell FINANCIAL GROUP | BWFG LISTED NASDAQ

1Q23 Results

Profitability

	1Q23
• Net Income	$10.38 million
• PPNR	$14.38 million
• Return on Average Assets	1.30%
• PPNR / Average Assets	1.80%
• Return on Average Equity	17.48%

Balance Sheet

- $2.8 billion of gross loans
- $2.8 billion of deposits
- 1.01% ACL-Loans

Capital

- Dividend of $0.20 per share paid
- $30.56 Fully Diluted Tangible Book Value
- Well Capitalized[1,2]

Tier 1 Leverage[1]	*9.22%*
Tier1/CET1 / RWA[1]	*10.17%*
Total Capital / RWA[1]	*11.16%*

[1] Ratios presented represent Bank ratios; presented ratios are preliminary, subject to finalization of the FDIC Call Report
[2] Bankwell meets Adequate + buffer standard, which exceeds Well Capitalized thresholds

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Bankwell FINANCIAL GROUP | BWFG LISTED NASDAQ

1Q23 Consolidated Financial Statements

Linked Quarter

Dollars in millions, except per share data

Income Statement	1Q23	4Q22	Var[1]
Total Interest Income	$44.3	$ 39.6	$4.7
Total Interest Expense	$18.7	$ 12.8	$(6.0)
Net Interest Income	*$25.5*	*$ 26.8*	*$(1.3)*
Non-Interest Income	$1.5	$ 0.5	$1.0
Non-Interest Expense	$12.7	$ 12.5	$(0.2)
Pre-Tax, Pre-Provision Net Revenue	**$14.4**	**$14.9**	**$(0.5)**
Provision for Credit Losses	$0.8	$ 4.3	$3.4
Pre-Tax Income	$13.6	$ 10.6	$3.0
Income Tax Expense	$3.2	$ 2.6	$(0.6)
Reported Net Income	**$10.4**	**$ 8.0**	**$2.4**
EPS	**$1.33**	**$ 1.04**	**$0.29**
Pre-Tax, Pre-Provision Net Revenue per share[2]	*$1.89*	*$ 1.97*	*$(0.08)*

Balance Sheet	1Q23	4Q22	Var[1]
Cash & Cash Equivalents	$277	$ 356	$(78)
Investment Securities	$121	$ 122	$(1)
Loans Receivable, net	$2,725	$ 2,646	$78
All Other Assets	$129	$ 129	$1
Total Assets	**$3,252**	**$ 3,252**	**$0**
Total Deposits	$2,798	$ 2,801	$(3)
Total Borrowings	$159	$ 159	$0
Other Liabilities	$53	$ 54	$(2)
Total Liabilities	**$3,010**	**$ 3,014**	**$(4)**
Equity	$242	$ 238	$4
Total Liabilities & Equity	**$3,252**	**$ 3,252**	**$0**

[1] Variances are rounded based on actual whole dollar amounts
[2] Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense

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8 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Performance Trends $2.21 $2.31 $0.75 $3.36 $4.79 $1.33 2018 2019 2020 2021 2022 1Q23 Diluted EPS 0.94% 0.97% 0.28% 1.17% 1.44% 1.30% 2018 2019 2020 2021 2022 1Q23 Return on Average Assets 10.19% 10.20% 3.35% 13.86% 16.72% 17.48% 2018 2019 2020 2021 2022 1Q23 Return on Average Equity $21.85 $22.82 $21.96 $25.55 $30.51 $30.56 2018 2019 2020 2021 2022 1Q23 Fully Diluted Tangible Book Value 1 Includes $0.63 impact for the 1/1/23 CECL adjustment 1

9 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 59.2% 60.2% 73.9% 53.9% 45.4% 46.9% 1.93% 1.90% 2.03% 1.75% 1.71% 1.59% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2018 2019 2020 2021 2022 1Q23 Efficiency Ratio Non-interest Expense / Average Assets Efficiency Trends 1 A non-GAAP metric 1

BWFG | LISTED | NASDAQ Deposits & Liquidity

11 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 16.2% 15.0% 16.7% 36.7% 36.7% 8.4% 6.1% 2.6% 2.7% 3.9% 75.5% 78.9% 80.6% 60.5% 59.4% $1,492 $1,827 $2,124 $2,801 $2,798 4Q19 4Q20 4Q21 4Q22 1Q23 Deposit Balances Brokered Deposits Retail CDs >$250k Core Deposits Deposit Balances 1 1 Core Deposits include Commercial and Consumer checking, savings and money market accounts, and retail CD under $250k 2 Wholesale Funding ratio defined as brokered deposits and FHLB borrowings to total assets Dollars in millions 20.6% 19.8% 16.4% 34.4% 34.5% Wholesale Funding ratio2 FHLB Borrowings $150 $175 $50 $90 $90

12 BWFG LISTED NASDAQ BWFG LISTED NASDAQ • NIM declining with inverted yield curve: • 3/31/2023 ‘exit rates’ of 5.88% on loans & 2.81% on deposits Net Interest Margin 3.03% 2.77% 3.17% 3.78% 3.24% 4.85% 4.48% 4.42% 5.10% 5.87% 1.66% 1.07% 0.54% 0.87% 2.47% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 2019 2020 2021 2022 1Q23 Net Interest Margin Loan Yield Cost of Deposits 1 Includes origination fee amortization 1 3.30% 3.75% 3.96% 3.70% 3.24% 1Q22 2Q22 3Q22 4Q22 1Q23 Quarterly NIM

13 BWFG LISTED NASDAQ BWFG LISTED NASDAQ FDIC Insured Deposits 70% Uninsured Deposits 27% FHLB SBLOC Insured Deposits 3% Liquidity 1 Bank lines, including FHLB & FRB 2 Cash held with right of offset as collateral against loans Ample coverage of uninsured deposits • $2,051 million total insured deposits, including $1,967 million FDIC-insured deposits • Uninsured deposits include restricted funds held as loan collateral • 2X liquidity coverage on $748 million uninsured deposits: • 12% liquidity on balance sheet (Cash & AFS Securities) + Unencumbered Cash $267 + AFS Securities $103 + Borrowing Capacity1 $1,124 Immediately Available Liquidity $1,494 Total Deposits = $2,798 million Deposits Held as Loan Collateral 2%

14 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Deposit Composition • No digital currency deposits • No single depositor greater than 3% of total deposits • Average account size of $81K1 Consumer 40.3% Public Administration 12.1% Real Estate and Rental/ Leasing 11.9% Finance & Insurance 9.9% Professional, Sci & Tech Services 9.1% Health Care & Social Assistance 4.3% Other 12.4% Deposits by Industry 1 Excluding Brokered deposits 1 Well diversified deposit base

BWFG | LISTED | NASDAQ Loans

16 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Loan Balances Increased reliance on C&I and CRE Owner Occupied Dollars in millions $981 $976 $1,023 $1,042 $1,046 $1,051 $1,032 $1,147 $1,224 $1,225 $167 $207 $244 $296 $310 $375 $467 $501 $697 $736 $277 $268 $280 $293 $351 $370 $372 $443 $522 $543 $87 $103 $83 $95 $98 $116 $111 $117 $155 $177 $114 $119 $109 $99 $89 $73 $74 $79 $77 $78 $1,626 $1,673 $1,738 $1,825 $1,895 $1,985 $2,057 $2,287 $2,675 $2,759 - 500 1,000 1,500 2,000 2,500 3,000 - 500 1,000 1,500 2,000 2,500 3,000 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 CRE Investor CRE Owner Occupied C&I Construction Residential / Other C&I + CRE Owner Occupied / Total Loans 27.3% 34.9% 45.5% 46.4%

17 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 4.18% 4.22% 4.23% 4.28% 4.30% 4.34% 4.55% 4.99% 5.56% 5.75% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% - 500 1,000 1,500 2,000 2,500 3,000 3,500 Dec-20 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Loan Balance Loan Portfolio Yield Loan Yields Steadily Increasing 1 Weighted average yield based on active loans as of each date, an “exit" rate 1 Dollars in millions Loan Portfolio yields increased 157 bps since December 31, 2020 4.75% Pre 2020 5.99% 2020 5.47% 2021 6.35% 2022 7.53% 2023 • 66% of balances are 2021 - 2023 vintages March 2023 Yield1 by Vintage

18 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Residential 2.0% C&I 19.7% CRE Owner Occupied 26.7% CRE Investor 44.4% Commercial Const. 6.4% Other 0.9% • No single relationship represents more than ~3% of total loans, as of March 31, 2023 • Investor CRE continues to shrink as an overall percentage of the loan portfolio: Total Loan Portfolio = $2,759 million Loan Portfolio Composition 60.4% 55.2% 45.8% 44.4% 27.3% 34.9% 45.5% 46.4% 4Q20 4Q21 4Q22 1Q23 CRE Investor CRE O/O + C&I

19 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Total CRE Portfolio = $1,959 1 Includes Owner Occupied CRE, does not include Construction 2 LTVs based on original LTV values, at origination 3 Consists primarily of skilled nursing and/or assisted living facilities CRE Loan Portfolio Retail 21.9% Office 10.1% Residential Care 32.9% MultiFamily 10.4% Industrial Warehouse 9.3% Mixed Use 5.6% Medical Office 4.5% Other 3.6% Special Use 1.5% • Portfolio weighted average LTV2 of 65.3% • ~ 65% of all CRE loan balances have recourse • CRE loan portfolio mix improving favorably with Owner Occupied growth: 85.4% 77.1% 63.7% 62.5% 14.6% 22.9% 36.3% 37.5% 4Q20 4Q21 4Q22 1Q23 Investor Owner Occupied 1 Dollars in millions Property Type LTV2 Residential Care3 69.4% Retail 64.0% Multifamily 63.5% Office 64.1% Industrial/Warehouse 62.3% All Other 62.4% 3

20 BWFG LISTED NASDAQ BWFG LISTED NASDAQ CT 29.0% NY 22.3% FL 16.9% NJ 5.4%OH 4.2% PA 3.3% TX 3.3% Other 15.6% 1 Includes Owner Occupied CRE, does not include Construction 2 Consists primarily of skilled nursing and/or assisted living facilities • Greater geographic diversity attributed to growth in Residential Care2 sector • Continued diversification by following strongest customers to attractive markets • Of the CT-based loans, ~50% are in Fairfield County 1 CRE Loan Portfolio Geography

21 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Limited Exposure to NYC CRE New York State Property Type NYC Property Type by Borough Dollars in millions 1 NYC 46.1% Hudson Valley 35.0% Long Island 16.3% Other 2.7% Property Type Bronx Brooklyn Manhattan Queens Multifamily -- $34.9 $6.4 $4.9 Mixed Use2 $43.3 $2.3 -- -- Residential Care3 $5.4 $4.5 -- $31.8 Industrial/Warehouse $0.7 $27.1 -- -- Retail -- $13.7 -- -- Special Use4 -- -- $2.6 $9.4 Other5 -- -- $10.6 -- 1-4 Family Investment -- $2.0 -- -- Medical Office6 -- -- $1.5 -- Office -- -- -- -- 1 Includes Owner Occupied CRE, does not include Construction 2 Does not consist of any Office or Medical Office exposure 3 Consists of skilled nursing and/or assisted living facilities 4 Predominantly Daycare 5 One loan for 20 residential co-op units for rent 6 One loan owner occupied medical condo (dentist) No Office Exposure in NYC

22 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 1 Includes Owner Occupied CRE, does not include Construction 2 LTVs based on original LTV values and actual amortized loan balance CRE Loan Portfolio: Office Portfolio details • ~7% or $199 million, of total loan portfolio • Amortized weighted average LTV2 of 57% • 91% loans are fixed rate or have a rate reset date in 2025 or beyond • Non-recourse office loans are predominantly in suburban locations • ~92% weighted average occupancy rate for non- recourse loans Recourse 63.9% Non- Recourse 36.1% 1 GSA 8% Owner Occupied 11% Credit Tenants 7%

23 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 1 CRE Loan Portfolio: Office • No exposure to NYC office • ~68% located in Bankwell’s primary lending area, mostly in suburban area • Out of primary market loans are generally either GSA- leased, credit tenants, or owner-occupied • Top 20 borrowers represent 89% of Office • Average loan size $8.9 million • Average Debt Service Coverage Ratio 1.84x • Entire portfolio is current • All loans have Pass Rating Geography 1 Includes Owner Occupied CRE, does not include Construction CT - Fairfield County 29.8% NJ 19.3%TX 14.7% NY - Westchester 10.6% MS 9.2% CT - Other 8.5% GA 6.3% FL 1.2% CA 0.5%

24 BWFG LISTED NASDAQ BWFG LISTED NASDAQ 1 Includes Owner Occupied CRE, does not include Construction 2 Comprised primarily of neighborhood and service-oriented convenience centers, typically characterized by: size up to 125,000 sq. ft. 3 LTVs based on original LTV values, at origination Type Count $ % LTV3 Retail2 75 $241 56% 63.6% Anchored Grocery 12 $106 25% 64.0% Restaurant 24 $36 8% 61.6% Gas / Auto Services 16 $27 6% 69.5% Pharmacy 7 $20 5% 65.7% Total Retail 134 $429 100% 64.0% Segment Detail • No significant exposure to any one retailer • No Retail in Manhattan CRE Loan Portfolio: Retail Dollars in millions 1 CT 36.8% NY 22.9% PA 10.3% FL 7.1% NJ 6.2% IN 5.5% NC 4.2% MI 3.8% Other 3.2% General Retail Geography $241 million

25 BWFG LISTED NASDAQ BWFG LISTED NASDAQ C&I Loan Portfolio Loans by Industry Type Total C&I Portfolio = $543 million Finance 20% Insurance (Primarily Brokers) 26%Health Care & Social Assistance 31% Admin & Support, Waste Mgmt, Remediation Svcs 4% Construction 4% Real Estate and Rental/Leasing 3% Arts, Entertainment & Recreation 3% Manufacturing 2% Other 7% 1 1 Does not Include Owner Occupied CRE • 84% of C&I Portfolio has recourse • 89% of Health Care Loans have recourse - Primarily consists of working capital lines secured by accounts receivable • Insurance lending primarily to brokers of home and auto insurance

26 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Healthcare Portfolio Healthcare Portfolio Composition CRE Skilled Nursing Facility By State • Consists primarily of skilled nursing facilities located across the US • Healthcare lending team has more than 15 years of industry experience • High touch service model attracts desirable ultra-high net worth Healthcare borrowers • 100% of Skilled Nursing Lending has recourse • Focused on originating Healthcare loans in the most desirable states with: – Higher average occupancy – Low denial of payment rates for Medicaid – Strong senior demographic trends Skilled Nursing Facilities 78% Recovery 5% Assisted Living 10% Other 6% 1 Includes CRE and C&I 2 Includes Physicians 2 FL 50% OH 12% NY 9% AL 5% PA 4% VA 4% NJ 4% Other 12% 1

27 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Commercial Construction Portfolio • Commercial construction loans comprise ~7% of total loan portfolio (~$177 million) • $161 million of unfunded commitments, committed construction draws are subject to various terms and conditions, including completion of work verified by third party professional inspection Dollars in millions By Property Type # Loans $ Committed % Unfunded $ Unfunded 4Q22 Balance 35 $306 51% $157 Closures in 1Q23 (2) ($9) 4Q22 Loans @ 1Q23 33 $298 48% $148 New 1Q23 Loans 4 $28 1Q23 Balance 37 $325 50% $161 Multifamily 53% Mixed Use 32% Self Storage 6% Land 4% Retail 3% Residential 2%

BWFG | LISTED | NASDAQ Credit Quality & Capital

29 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Credit Quality 2.06% 0.88% 0.61% 0.52% 2020 2021 2022 1Q23 Non Performing Loans / Gross Loans NPLs $33,416 $16,587 $16,441 $14,265 0.34% 0.08% 0.12% 1Q23 Detail 0.52% SBA-guaranteed portion of NPLs All other NPLs ACL-Loans coverage of NPLs is 196%; excluding COVID-19-related NPL, coverage of 573% COVID-19 related NPL Dollars in thousands • Single loan - 57% LTV • Full recourse • High net worth guarantors • Full repayment expected 1-5 $1,563 96.1% $1,827 96.4% $2,632 98.4% $2,714 98.4% 6 $15 0.9% $21 1.1% $1 0.0% $1 0.1% 7 $46 2.8% $45 2.4% $43 1.6% $40 1.4% 8 $2 0.1% $2 0.1% $0 0.0% $2 0.1% Total $1,626 $1,895 $2,675 $2,757 R is k R a ti n g ( R R ) Rated Asset Balances – Total Loans Risk Rating Meanings 1 Secured by Cash 2 Superior 3 Desirable 4 Pass 5 Bankable with Care 6 Special Mention 7 Substandard 8 Doubtful 9 Loss NR Not Rated Dollars in millions

30 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Fully Diluted Tangible Book Value 1 Misc includes items such as, but not limited to, changes related to stock grants and share count 1Q23 TBV / Share Walk • Existing interest rate swaps hedging impact of unrealized losses in AFS Securities portfolio: ‒ AFS Securities ($6.1) million ‒ Interest Rate Swaps $5.0 million • $4.9 million 1/1/23 CECL adjustment 1 $30.51 $30.56 $1.33 $0.20 $0.12 $0.63 $0.32 2022 Net Income Dividends AOCI CECL 1/1 Misc 1Q23

31 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Capital Position 7.26% 9.88% 10.28% 11.07% 7.38% 9.22% 10.17% 11.16% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% T C E T ie r 1 Le ve ra g e T ie r 1 / C E T 1 T o ta l C a p it a l 1Q23 4Q22 ‘Adequate’ + Buffer Min 2 Tier 1CET1 CRE concentration of 418%1 1 Current period Bank capital ratios are preliminary, subject to finalization of the FDIC Call Report 2 Tangible Common Equity (TCE) calculation is a consolidated BWFG ratio Key Bank Capital Ratios1

BWFG | LISTED | NASDAQ History & Overview

Profile

Bankwell operates in an attractive core market:

- Second most affluent MSA in the Nation in per capita personal income (PCPI)[2]
- 4 of the top 25 wealthiest towns in the U.S.[3]
- MSA ranked 11th most educated overall, tied for 5th with the highest percentage of bachelors degree holders[4]
- Headquarters of 9 Fortune 500 companies[5]
- Home to two of the largest hedge funds in the U.S.
- $27 billion total AUM managed by 68 firms with $1 billion or less in AUM[6]
- 381 thousand housing units with a median value of owner-occupied units of $433 thousand[7]
  - In addition, New Haven County has 371 thousand housing units with a median value of owner-occupied units of $252 thousand[7]



Branches (9)
Fairfield County
Dover Furnace
New Preston
Washington
Bethlehem
Plymouth
Bristol
New Britain
Kensington
Berlin
Beekman
New Milford
Woodbury
Middlebury
Waterbury
Wolcott
Southington
Meriden
Middletown
Cromwell
Portland
Pawling
Bridgewater
Naugatuck
Prospect
Cheshire
Wallingford Center
Durham Center
Patterson
Lake Carmel
New Fairfield
Brookfield
Southbury
Beacon Falls
Oxford
Kent Cliffs
Carmel Hamlet
Danbury
Newtown
Seymour
North Haven
Mahopac
Bethel
Peach Lake
Woodbridge
Ansonia
Heritage Hills
Monroe
North Branford
Redding
New Haven
Ridgefield
Orange
East Haven
West Haven
Branford Center
Guilford Center
Easton
Trumbull
Milford
Mount Kisco
Weston
Stratford
Bridgeport
North Castle
Long Island Sound
Stamford
Old Greenwich
Greenwich

- Connecticut-based $3.3 billion commercial bank
- 9 branches in Fairfield & New Haven Counties
- $204 million deposits per branch; one of the highest in Fairfield & New Haven Counties[1]

[1] Source: S&P Global Market Intelligence's *Branch Competitors & Pricing Report* as of 6/30/22, excluding global money center banks (tickers BAC, WFC, JPM, TD & C)
[2] Source: Bureau of Economic Analysis' *Metropolitan Area Table*, contained within the *Personal Income by County & Metropolitan Area, 2021* news release 11/16/22
[3] Source: Bloomberg: *2020 Richest Places*
[4] Source: WalletHub: *Most & Least Educated Cities in America*, 7/18/22
[5] Source: Fortune.com: *2022 Fortune 500*
[6] Source: US News and World Report
[7] Source: US Census Bureau QuickFacts (2021 data)

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34 BWFG LISTED NASDAQ BWFG LISTED NASDAQ Financial Snapshot 2018 2019 2020 2021 2022 1Q23 Total assets $1,873,665 $1,882,182 $2,253,747 $2,456,264 $3,252,449 $3,252,318 Net loans $1,586,775 $1,588,840 $1,601,672 $1,875,167 $2,646,384 $2,724,514 Loan-to-deposit ratio 106.4% 107.1% 87.9% 88.8% 95.2% 98.2% Return on average assets 0.94% 0.97% 0.28% 1.17% 1.44% 1.30% Efficiency ratio1 59.2% 60.2% 73.9% 53.9% 45.4% 46.9% Non-interest expense / avg. assets 1.93% 1.90% 2.03% 1.75% 1.71% 1.59% Net interest margin 3.18% 3.03% 2.77% 3.17% 3.78% 3.24% Total capital to risk weighted assets 12.50% 13.35% 12.28% 12.00% 11.07% 11.16% Tangible common equity ratio1 9.16% 9.56% 7.73% 8.13% 7.26% 7.38% Return on average equity 10.19% 10.20% 3.35% 13.86% 16.72% 17.48% Fully diluted tangible book value per share1 $21.85 $22.82 $21.96 $25.55 $30.51 $30.56 Net interest income $56,326 $53,761 $54,835 $67,886 $94,743 $25,540 Pre-tax, pre-provision net revenue1 $24,593 $23,379 $14,907 $33,803 $53,420 $14,376 Net income $17,433 $18,216 $5,904 $26,586 $37,429 $10,379 EPS (fully diluted) $2.21 $2.31 $0.75 $3.36 $4.79 $1.33 1 A non-GAAP metric Dollars in thousands, except per share data

Bankwell FINANCIAL GROUP | BWFG LISTED NASDAQ

Experienced Leadership Team

Name	Years Experience	Selected Professional Biography
Christopher Gruseke Chief Executive Officer Director (since 2015)	30+	Mr. Gruseke was a founding investor and director of Bankwell Financial Group's predecessors, BNC Financial Group, Inc., and The Bank of New Canaan. He brings more than 25 years of capital markets, operations, sales and finance experience to his role at the Company. Most recently, he was a member of the Executive Committee at CRT Capital, a Stamford, Connecticut-based broker/dealer. He also served as Co-Chief Operating Officer and a member of the Board of Greenwich Capital Markets. Mr. Gruseke earned a B.A. from Williams College and an M.S. from the Stern School of Business at New York University.
Christine A. Chivily Chief Credit Officer (since 2013)	40+	Ms. Chivily has over 40 years of experience in banking and real estate finance. She previously served in a risk management role for the CRE and C&I loan portfolios at People's United Bank. Her prior experience also includes five years as Director of Freddie Mac's New England region for multifamily properties and 11 years as Senior Credit Officer at RBS Greenwich Capital. She also has over 10 years of combined experience in lending, loan administration and workouts at other various banking institutions. Ms. Chivily received her B.A. from Mt. Holyoke College.
Matthew McNeill Chief Banking Officer (since 2020)	20+	Mr. McNeill has more than 20 years of experience in Commercial Banking. He most recently served as Head of Commercial Lending at Metropolitan Commercial Bank. During his 8 years at Metropolitan Commercial Bank the bank grew its lending assets from $400 million to over $3 billion. Mr. McNeill has additionally held lending roles at HSBC Bank US and Banco Santander. Mr. McNeill has also served as Managing Partner at American Real Estate Lending; a Commercial Real Estate finance company.
Courtney E. Sacchetti Chief Financial Officer (since 2023)	20+	Ms. Sacchetti has more than 20 years experience in Financial Services. She most recently served as Director of Financial Planning & Analysis for the Company for 6 years. She began her career at GE Capital in the Financial Management Program (FMP) and held various finance and regulatory positions of increasing responsibility over her 18-year career at GE Capital. Ms. Sacchetti earned a B.A. and an M.B.A. from Union College.
Laura J. Waitz Chief Operating Officer (since 2017)	35+	Ms. Waitz has over 35 years of experience for various businesses and previously was Senior Managing Director, Global Head of Human Resources at The Blackstone Group. She also served as Managing Director and Global Head of Compensation at Citi Alternative Investments and as Head of Compensation (Americas) for Deutsche Bank. Prior to that she served as Global Compensation Manager for private equity and investment banks. Ms. Waitz received her B.S. from Penn State University.

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BWFG | LISTED | NASDAQ Thank You & Questions